                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is dated as of April 19, 2002, by and between Blue Rhino Corporation, a Delaware corporation located at 104 Cambridge Plaza Drive, Winston-Salem, North Carolina 27014 (the "Company"), and the various purchasers identified and listed on Schedule 1 attached hereto (each, a "Purchaser," and collectively, the "Purchasers").

                                   SECTION 1

                              SALE OF COMMON STOCK

         Subject to the terms and conditions hereof, the Company has offered, and will issue and sell (the "Offering") to the Purchasers, and the Purchasers will buy from the Company, a total of 1,500,000 shares of common stock, $0.001 par value per share, of the Company (the "Common Stock") for the purchase price of $7.25 per share, with each Purchaser purchasing the number of shares of Common Stock for the aggregate cash purchase price indicated on Schedule 1 attached hereto. The shares of Common Stock to be issued and sold by the Company and purchased by the Purchasers pursuant to this Agreement are herein referred to as the "Shares." This Agreement and each Purchaser's obligation hereunder are not conditioned on the sale of any minimum number of Shares.

         The Shares will be offered and sold without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D thereunder. The Company has prepared and delivered to each Purchaser copies of an Offering Memorandum, dated April 9, 2002 (as it may be amended or supplemented, and including the exhibits and/or schedules thereto and the information incorporated therein by reference, the "Offering Memorandum").

         The Purchasers (and any subsequent transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated as of the date hereof (as attached hereto as Exhibit A, the "Registration Rights Agreement"), by and among the Company and the Purchasers. Pursuant to the Registration Rights Agreement, the Company will file with the Securities and Exchange Commission (the "SEC" or the "Commission") a shelf registration statement on Form S-3 pursuant to SEC Rule 415 (the "Registration Statement") under the Securities Act relating to the resale of the Shares by the Purchasers.

                                   SECTION 2

                               CLOSING; DELIVERY

         2.1. CLOSING. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the executive offices of the Company, or at such other place upon which the Company and the Purchasers shall agree. The Closing shall occur simultaneously with or immediately after the execution and delivery of this Agreement by the Purchasers and the Company, or on such later date as the Company, the Purchasers and SunTrust Robinson Humphrey Capital Markets, as the exclusive placement agent of the Company for the offering (the "Placement Agent"), may agree.

         2.2. DELIVERY. At the Closing, or within a reasonable period of time thereafter, the Company will deliver to each Purchaser a certificate, registered in the name of such Purchaser as shown in Schedule 2 attached hereto, for the number of Shares to be purchased by such Purchaser against payment of the purchase price therefor by wire transfer per the Company's wiring instructions. If, at the time of Closing, the Shares are eligible for clearance and settlement through The Depository Trust Company ("DTC"), then the Company may deliver the Shares to the Purchasers in book-entry form through DTC.

                                   SECTION 3

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents, warrants and covenants to the Purchasers and the Placement Agent as follows:

         3.1. ORGANIZATION AND STANDING; ARTICLES AND BY-LAWS. The Company and each of its subsidiaries is a corporation or other entity duly organized, validly existing and in good standing under the laws of the State of its organization. The Company and each of its subsidiaries has the requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as now proposed to be conducted. The Company and each of its subsidiaries is qualified to do business as a foreign corporation in all jurisdictions where the ownership of its properties and assets and the conduct of its business requires such qualification, except where the failure to be so qualified will not have a material adverse effect on the business of the Company and its subsidiaries taken as a whole, as such business is now conducted or as now proposed to be conducted. The Company has furnished, or as soon as practicable, and in no event later than the day immediately prior to Closing, will furnish, to each of the Purchasers true and correct copies of the Company's Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and certified by the Secretary of State of the State of Delaware within 10 business days prior to the Closing, and the Company's Bylaws, as in effect on the date hereof (the "Bylaws"), certified by the Company's Secretary. Except as disclosed in Schedule 3.1, if any, the Company owns 100% of all shares of capital stock and other equity interests in each of its subsidiaries, free of all security interests, liens, pledges or negative pledges, charge, encumbrances, mortgages, hypothecations, adverse claims or equities (each, a "Lien"), except that Bank of America has a Lien on the Company's 49% ownership interest in R4 Technical Center of North Carolina, LLC ("R4 Tech").

         3.2. CORPORATE POWER. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement and to execute and deliver the agreements set forth as Exhibits hereto (collectively with this Agreement, the "Agreements"), to sell and issue the Shares as set forth in the Agreements at the Closing, and to carry out and perform its obligations under the Agreements.

         3.3. SUBSIDIARIES. The Company has those subsidiaries or affiliated companies shown on Schedule 3.3, and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity, other than as shown in Schedule 3.3 hereto.

         3.4. CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock (the "Preferred Stock"). As of March 31, 2002, there were 9,416,739 shares of Common Stock issued and outstanding and 2,840,100 shares of Series A Convertible Preferred Stock issued and outstanding (convertible as of that date into 2,840,100 shares of Common Stock). No other shares of capital stock are issued and outstanding. As of March 31, 2002, there were options and warrants outstanding issued by the Company to purchase an aggregate of 3,255,280 and 2,910,295 shares of Common Stock, respectively. All of the outstanding shares of Common Stock and Preferred Stock are duly authorized, validly issued, fully paid and nonassessable, and all such shares were issued in material compliance with all applicable federal and state securities laws, including available exemptions therefrom, and none of such issuances were made in violation of any pre-emptive or other rights. The Company has reserved 4,313,725 shares of Common

Stock for issuance pursuant to its stock option and stock purchase plans. Except as set forth above, there are no options, warrants or other rights (including conversion, pre-emptive or other rights) or agreements outstanding to purchase any of the Company's authorized and unissued capital stock.

         3.5. AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of the Agreements by the Company, and for the authorization, the sale, issuance and delivery of the Shares, has been taken or will be taken prior to the Closing. The Agreements have been duly executed and delivered by the Company, and constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and to general principles of equity and to limitations on the rights to indemnity and contribution that exist by virtue of public policy (the "Bankruptcy and Equity Exception"). The Shares, when issued pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

         3.6. REPORTS AND FINANCIAL STATEMENTS. (a) The Company has delivered or made available upon request to the Purchasers prior to the execution of this Agreement a copy of the Company's Annual Report on Form 10-K for the year ended July 31, 2001, as amended on Form 10-K/A filed on April 4, 2002, the Company's Quarterly Reports on Form 10-Q that have been filed for all quarters ended since July 31, 2001, as amended on Form 10-Q/A filed on April 5, 2002, the definitive proxy statement for the Company's 2001 annual meeting of stockholders and all Current Reports on Form 8-K filed since July 31, 2001, as such documents have since the time of their filing been amended or supplemented (together with all reports, documents and information hereafter filed with the SEC, including all information incorporated therein by reference, collectively, the "SEC Reports"). The SEC Reports (a) complied and will comply as to form in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (b) did not contain and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim consolidated financial statements (including, in each case, the notes, if any, thereto) included in the SEC Reports complied and will comply as to form in all material respects with the SEC's rules and regulations with respect thereto), were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly present (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments not material and to the absence of footnotes) the financial position and stockholders' equity of the Company as of the respective dates thereof and the consolidated cash flows for the respective periods then ended.

         (b) The summary, selected and pro forma financial and statistical data included in the Offering Memorandum present fairly the information shown therein and, excluding projections for the year ending July 31, 2002 (which have been compiled on a basis consistent with the Company's earnings release made in February 2002), have been compiled on a basis consistent with the financial statements included in the SEC Reports.

         (c) The Company has a duly constituted audit committee of its Board of Directors (the "Audit Committee"), all of whose members are "independent" and such committee has operated in accordance with applicable law and regulations, the requirements of any securities exchange or Nasdaq market on which the Company's securities are traded or listed. The Company's independent public accountants have reviewed each interim financial statement in accordance with the requirements of applicable federal securities laws, the Audit Committee's charter, the Commission's rules and regulations and the applicable rules of Nasdaq or any securities exchange on which the Company has securities listed or traded. The Company has received no communications from its independent public accountants that the independent public accountants are considering or are likely to consider issuing any report other than a clean, unqualified opinion as to the Company's audited financial statements for the fiscal year ending July 31, 2002 or have raised any unresolved issues with respect to any of the Company's interim financial statements.

         3.7. DISCLOSURES. The Offering Memorandum, as amended or supplemented, did not and will not, as of the date thereof through the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has provided to each prospective offeree of the Shares who has requested further information concerning the Company and its subsidiaries such information (to the extent that such information is available or can be acquired and made available to prospective Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law), and such offerees have had the opportunity to ask questions and receive answers concerning the terms of the Offering and to obtain information about the Company and its subsidiaries and the Offering. Neither the consent of the Placement Agent, nor the Placement Agent's delivery of any such amendment or supplement to the Offering Memorandum, shall constitute a waiver of any of the Company's representations and warranties or any of the conditions set forth in Section 6 hereof.

         3.8. NO INTEGRATION. The Company has not, directly or through any agent, during the six-month period ending on the date of this Agreement, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) in a manner that would cause the offer and sale of the Shares to fail to be entitled to the exemption afforded by Rule 506 of Regulation D or under Section 4(2) of the Securities Act.

         3.9. NO PUBLIC OFFERING. The Company has not engaged, in connection with the offering of the Shares, (i) in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, (ii) in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, (iii) in any action which would violate applicable state securities, or "blue sky" laws, or in any directed selling efforts within the meaning of SEC Regulation S.

         3.10. CONFORMITY OF DESCRIPTIONS. The Shares conform in all material respects to any descriptions contained in the Company's SEC Reports and other filings with the SEC.

         3.11. NO MATERIAL ADVERSE CHANGES. Except as disclosed on Schedule 3.11, if any, or in the SEC Reports filed not less than five (5) business days prior to the date hereof, there has been no (i) material adverse change in the business, results of operations, stockholders' equity, cash flows or financial condition of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), or
(ii) dividend or distribution of any kind declared or paid by the Company on any shares of its capital stock.

         3.12. NO CONFLICTS. The execution, delivery and performance of the Agreements, the issuance and delivery of the Shares by the Company and the consummation by the Company of the transactions contemplated herein and in the other Agreements do not and will not (i) conflict with or violate any provision of the Certificate of Incorporation, Bylaws or other organizational documents of the Company or any of its subsidiaries, (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to other Persons any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, license or instrument (whether evidencing a Company debt or otherwise) to which the Company or any of its subsidiaries is a party or by which any property or asset of the Company or any of its subsidiaries is bound or affected or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of its subsidiaries is subject (including federal and state securities laws and regulations and the rules and regulations of the principal market, system or exchange on which the Common Stock is traded, quoted or listed), or by which any assets of the Company or its subsidiaries is bound or affected.

         3.13. CONSENTS AND APPROVALS. None of the Company or any of its subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration ("Consents") with, any court or other federal, state, local or other governmental authority, regulatory or self regulatory agency ("Governmental Authorities"), or other Person in connection with the execution, delivery and performance by the Company of the Agreements, other than (i) the filing of the Registration Statement with the Commission in accordance with the Registration Rights Agreement, (ii) the application(s) or any letter(s) acceptable to the Nasdaq National Market ("Nasdaq") for the listing or quoting of the Shares on Nasdaq (and with any other national securities exchange or market on which the Common Stock is then traded, listed or quoted), and the notice, if any, required by Nasdaq Rule 4310, which has been filed as shown in Schedule 3.13, (iii) any filings, notices or registrations under applicable state securities laws, (iv) the disclosure requirements of the Exchange Act, and the disclosure requirements of Item 701 of SEC Regulation S-K, and (v) filing a Form D and a Form 8-K with the Commission (collectively, the Required Approvals").

         3.14. PROCEEDINGS. There is no action, suit, hearing, claim, notice of violation, arbitration or other proceeding, hearing or investigation (each, a "Proceeding") pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its respective subsidiaries or any of their assets before or by any Governmental Authority or any arbitrator, which (i) adversely affects or challenges the legality, validity or enforceability of any of the Agreements, (ii) could reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect, or (iii) if adversely decided, could reasonably be expected to have a material adverse effect on or delay the issuance of the Shares, or the consummation of the transactions contemplated by the Agreement.

         3.15. NO DEFAULT OR VIOLATION. Except for those that would not, individually or in the aggregate, result in a Material Adverse Effect, none of the Company or its subsidiaries is in (i) default under or in violation of any indenture, loan or other credit agreement or any other agreement or instrument to which it is a party or by which any of them or their assets or properties is bound, or (ii) violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any arbitrator or Governmental Authority applicable to it. None of the Company or any of its subsidiaries is in default under, or in violation of, its Certificate of Incorporation, Bylaws or other organizational documents or in default under or in violation of any of the listing or, quotation requirements of Nasdaq as in effect on the date hereof and the Company is not aware of any facts which would reasonably lead to delisting or suspension of trading in the Common Stock by Nasdaq in the foreseeable future. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted, in violation of any law, statute, ordinance, rule or regulation of any Governmental Authority, except where such violations have not resulted or are not reasonably likely to result, individually or in the aggregate, in a Material Adverse Effect. None of the Company or its subsidiaries is in breach of any agreement where such breach, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

         3.16. BROKER'S FEES. No fees or commissions or similar payments with respect to the transactions contemplated by the Agreements have been paid or will be payable by the Company to any broker, financial advisor, finder, investment banker or bank, other than fees payable to the Placement


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Agent, and the Company shall indemnify and hold harmless the Purchasers and the
Placement Agent from and against any such claims.

         3.17. LISTING COMPLIANCE. The principal market on which the Common Stock is currently traded is Nasdaq. Except as disclosed on Schedule 3.17, if any, the Company has not in the three (3) years preceding the date hereof received notice (written or oral) from Nasdaq (or any stock exchange, market or trading facility on which the Common Stock is or has been traded or listed (or on which it has been quoted)) to the effect that the Company is not in compliance with the listing or maintenance requirements of any such market, exchange or trading facility. After giving effect to the transactions contemplated by the Agreements, the Company is and will be in compliance with all such maintenance requirements.

         3.18. INTELLECTUAL PROPERTY RIGHTS. The Company or its subsidiaries own or possess adequate rights or licenses to use all trademarks, trademark applications, trade names and service marks, whether or not registered, and all patents, patent applications, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and intellectual property rights (collectively, "Intellectual Property Rights") which are necessary for use in connection with its business as now conducted and as described in the SEC Reports. The Company has no knowledge that it or any of its subsidiaries has infringed, and none of the Company or any of its subsidiaries is infringing on, any of the Intellectual Property Rights of any Person. Except as disclosed in the Company's SEC Reports or the Offering Memorandum, there is no Proceeding pending or, to the Company's knowledge, threatened against the Company regarding the infringement of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of its Intellectual Property Rights.

         3.19. REGISTRATION RIGHTS; RIGHTS OF PARTICIPATION. Except as described on Schedule 3.19 and except for rights that have been expressly waived prior to the date hereof, (i) the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other Governmental Authority which have not been satisfied, and (ii) no Person, including current or former stockholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Agreements or to require that the Company include any such securities in the registration of Shares as contemplated herein.

         3.20. TITLE. Except as disclosed on Schedule 3.20, the Company has good and marketable title in fee simple to all property owned by it and its subsidiaries, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any properties held or used under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such properties by the Company and its subsidiaries.

         3.21. PERMITS. The Company and its subsidiaries possess all certificates, authorizations, licenses, easements, consents, approvals, orders, permits and approvals ("Permits") necessary to own, lease and operate its properties and to conduct their businesses as currently conducted (excluding Permits required to be obtained by the Company's distributors for the conduct of their businesses) except where the failure to possess such Permits is not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect ("Material Permits"), and there is no Proceeding pending, or, to the knowledge of the Company, threatened relating to the revocation, modification, suspension or cancellation of any Material Permit. The Company and its subsidiaries have fulfilled and performed all of the material

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obligations with respect to such Permits, and no event or change in condition has occurred which allows, or which upon notice, the lapse of time or both would allow, the revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permits, except for failures which would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its subsidiaries are not in conflict with, in default under or in violation of any Material Permit.

         3.22. INSURANCE. The Company and its subsidiaries, and their respective properties are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management believes is prudent and customary in the business in which the Company and its subsidiaries are engaged. Except as disclosed on Schedule 3.22, the Company has no reason to believe that it will not be able to renew such existing insurance policies as and when such coverage expires or to obtain similar coverage from similar insurers, at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, cash flows, business or business prospects of the Company and its subsidiaries, taken as a whole.

         3.23. INVESTMENT COMPANY. None of the Company or any of its subsidiaries is an "investment company" or a company "controlled by" an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and the SEC's rules and regulations thereunder.

         3.24. NO STABILIZATION. Neither the Company nor any of its directors, officers, subsidiaries or controlling persons has taken or will take, directly or indirectly, any action designed to, or which might reasonably be expected to cause or result in, or which has constituted, under the Exchange Act, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         3.25. LABOR. No strike, labor problem, dispute, slowdown, work stoppage or disturbance with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened.

         3.26. STOCK AND OTHER PLANS. Other than as disclosed in the SEC Reports, none of the Company and its subsidiaries have any profit sharing, deferred compensation, stock option, stock purchase, phantom stock or similar plans, including agreements evidencing rights to purchase securities or to share in the profits of the Company which is material to the Company and its subsidiaries, taken as a whole.

         3.27. SOLVENCY. Except as disclosed on Schedule 3.27, the Company and each of its "significant subsidiaries" (as that term is defined by Rule 1-02 of Regulation S-X promulgated under the Securities Act, but specifically excluding R4 Tech) are, and immediately after the Closing will be, Solvent. As used herein, the term "Solvent" means, with respect to a particular date, that on such date, (i) the fair market value of the total assets of each of the Company and its subsidiaries exceeds their respective total liabilities (including, without limitation, stated liabilities and contingent liabilities), and (ii) the Company and each of its subsidiaries is currently able to pay its debts as they come due or mature. None of the Company nor any of its "significant subsidiaries" has taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy, insolvency, debtor relief, reorganization or similar law, nor does the Company have any knowledge or reason to believe that creditors of the Company and its subsidiaries have initiated or intend to initiate involuntary bankruptcy or similar proceedings.

         3.28. ENVIRONMENTAL. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Company and its subsidiaries are in compliance with and not subject to any known liability under applicable Environmental Laws (as defined below), (ii) the Company and each of its subsidiaries has made all filings and provided all notices required under all applicable Environmental Laws, and has, and is in compliance with, all permits required under any applicable Environmental Laws, each of which is in full force and effect, (iii) (a) there are no pending Proceedings with respect to any Environmental Laws affecting the Company, (b) the Company and its subsidiaries have not received any demand, claim or notice of violation of any Environmental Laws and (c) to the knowledge of the Company, there is no Proceeding, notice or demand letter or request for information threatened against the Company or any of its subsidiaries under any Environmental Law, (iv) no Lien or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of its subsidiaries, (v) none of the Company or any of its subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law, (vi) no property or facility of the Company (a) is listed or, to the knowledge of the Company, proposed for listing on the National Priorities List under CERCLA or (b) is listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

         For purposes of this Agreement, "Environmental Laws" means all applicable federal, provincial, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution, protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of Hazardous Materials (as defined below) into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials, and (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom. The term "Hazardous Material" means (a) any "hazardous substance," as defined in the Comprehensive Environmental Response, the Resource Conservation and Recovery Act, as amended, (b) any "hazardous waste," as defined by the Resource Conservation and Recovery Act, as amended, (c) any petroleum or petroleum product, (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance.

         3.29. ERISA. None of the Company or any of its subsidiaries has incurred any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan ("Plans") which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any of its subsidiaries makes or ever has made a contribution and which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. With respect to such Plans, the Company and each of its subsidiaries is in compliance in all respects with all applicable provisions of ERISA and have performed all their respective obligations under such Plans, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         3.30. FORM S-3 ELIGIBILITY. The Company meets the requirements for use of SEC Form S-3 under the Securities Act for a secondary resale offering and is eligible for filing and maintaining a registration statement on Form S-3 relating to the resale of the Shares by the Purchasers.

         3.31. TAXES. The Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are shown or determined to be due on such returns, reports and declarations or otherwise, except those being contested in good faith and for which adequate reserves are shown in the Company's SEC Reports. There are no unpaid taxes in any material amount claimed to be due from the Company by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                                   SECTION 4

                            COVENANTS OF THE COMPANY

         The Company hereby covenants with the Purchasers and the Placement Agent as follows:

         4.1. NOTIFICATION OF CERTAIN EVENTS. From the date hereof until the effective date ("Effective Date") of the Registration Statement, the Company will immediately notify each Purchaser and the Placement Agent, and confirm such notice in writing, of any material changes in or affecting the financial condition, earnings, cash flows, stockholders' equity or business of the Company and its subsidiaries taken as a whole.

         4.2. OFFERING LIMITATIONS. Except with respect to transactions pursuant to the Company's Employee Stock Purchase Plan, consistent with past practice, and the Company's option plans, the Company will not solicit any offer to buy or offer to sell shares of Common Stock or securities convertible into or exchangeable for Common Stock by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Securities Act) or in any manner involving a public offering (within the meaning of Section 4(2) of the Securities Act) prior to the Effective Date.

         4.3. INTEGRATION. The Company will not offer, sell or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) in a manner that would cause the offer and sale of the Shares to the Purchasers to fail to be entitled to the exemption from registration afforded by Rule 506 of Regulation D and Section 4(2) of the Securities Act.

         4.4. DISCLOSURES. The Company, promptly following the Closing, will (i) issue a press release, in a form reasonably acceptable to the Placement Agent announcing the sale of the Shares through the Placement Agent,
(ii) file such press release and other appropriate information with the SEC on Form 8-K and (iii) include in the filing of its next Form 10-Q or Form 10-K, as applicable, appropriate disclosures relating to the sale of the Shares, including, without limitation, the disclosure required by Item 701 of Regulation S-K. The Company shall, from and after the Closing through the period that the Registration Statement is required to be maintained, timely file all SEC Reports, comply with all requirements under the Exchange Act, continue to list the Shares on Nasdaq or a national securities exchange, and otherwise comply with the requirements of Sections 3.6 and 3.30 hereof.

         4.5. DTC ELIGIBILITY. The Company will use commercially reasonable efforts and cooperate with the Purchasers to permit the Shares to be eligible for clearance and settlement through DTC.

         4.6. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Shares in the manner specified in the Offering Memorandum under the caption "Use of Proceeds."

                                   SECTION 5

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each Purchaser, severally and not jointly, hereby represents, warrants and covenants to the Company and the Placement Agent with respect to the purchase of the Shares by such Purchaser as follows:

         5.1. EXPERIENCE. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and the Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

         5.2. QUALIFIED INSTITUTIONAL BUYER; ACCREDITED INVESTOR. Such Purchaser is a "qualified institutional buyer," as defined in Rule 144A of the Securities Act, or an "accredited investor," as defined in SEC Regulation D promulgated pursuant to the Securities Act.

         5.3. RULE 144. Such Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered for resale under the Securities Act or unless an exemption from such registration is available. Such Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private placement, subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and fully paid for the security to be sold, the sale being effected through a "broker's transaction" or in a transaction directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

         5.4. CONFIDENTIAL ACCESS TO INFORMATION. Such Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with its management. It has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. Such Purchaser understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects. Pursuant to a confidentiality agreement, as contemplated by the SEC's Regulation FD, such Purchaser acknowledges that it has been provided access to material, non-public information and that the Purchaser will keep all such information confidential except to the extent it becomes public through no fault of the Purchaser. Further, the Purchaser acknowledges and understands the fact that the Company is seeking to effect the private placement of the Shares is material non-public information and disclosure of such information or use of such information by the Purchasers or anyone receiving such information from the Purchasers in connection with the purchase, sale or trade of the Company's securities (other than use by the Purchasers in acquiring the Shares), or any hedging, derivative or similar transactions or activities involving the Company's securities, is a violation of securities laws. THE PURCHASER UNDERSTANDS THAT ITS INVESTMENT IN THE SHARES INVOLVES A HIGH DEGREE OF RISK.

         5.5 ORGANIZATION; AUTHORIZATION. The Purchaser is a corporation, a limited liability company or a partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority, to enter into and to consummate the transactions contemplated by the Agreements and otherwise to carry out its obligations under the Agreements. The purchase by such Purchaser of the Shares hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement, when executed and delivered by such Purchaser, will constitute a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exception.

         5.6. RESTRICTIVE LEGEND. Such Purchaser understands that the certificates evidencing the Shares, will bear the following legends:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES, OR "BLUE SKY," LAWS OF ANY STATE OR OTHER DOMESTIC OR FOREIGN JURISDICTION. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE FOR SUCH TRANSACTIONS UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS."

         In addition, the Purchasers acknowledge that each certificate for Shares shall bear any additional legend required by any other applicable domestic or foreign securities or blue sky laws.

         The Company will direct its transfer agent and registrar to maintain stop transfer instructions on record for the Shares until it has been notified by the Company, upon the advice of counsel, that such instructions may be waived consistent with the Securities Act and applicable domestic and foreign securities laws. Such stop transfer instructions will limit the method of sale of the Shares, consistent with Rule 144 or other available exemptions from registration under the Securities Act. Any transfers other than pursuant to an effective registration statement will require an opinion of counsel reasonably satisfactory to the Company and its counsel prior to such transfers.

         5.7. NO GOVERNMENTAL REVIEW. Each Purchaser understands that no United States federal or state agency or any other government or governmental agency or authority has passed upon or made any recommendation or endorsement of the Shares.

         5.8. RESIDENCY. Such Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser's name on Schedule 1 hereto.

         5.9. INVESTMENT INTENT. Such Purchaser is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with the view to any distribution thereof. Such Purchaser understands and agrees that the Shares have not been registered under the Securities Act by reason of the exemption from the registration provisions of the Securities Act contained in Rule 506 of Regulation D and Section 4(2) of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations, warranties and covenants as expressed herein, which are being relied upon by the Company and the Placement Agent.

                                   SECTION 6

      CONDITIONS TO PURCHASERS' AND PLACEMENT AGENT'S OBLIGATIONS TO CLOSE

         The obligations of the Placement Agent to close, and of each Purchaser to purchase the Shares at the Closing, is subject to the fulfillment of the following conditions, any of which may be waived by a Purchaser:

         6.1. REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company herein shall be true and correct in all material respects as of the date when made and as of the Closing.

         6.2. COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

         6.3. NO INJUNCTION. No statute, rule, regulation, order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any Governmental Authority of competent jurisdiction which restricts, prohibits or threatens to restrict or prohibit the consummation of any of the transactions contemplated by the Agreements.

         6.4. NO SUSPENSIONS OF TRADING IN COMMON STOCK. The trading in the Common Stock shall not have been restricted or suspended by the Commission, Nasdaq or any other market or exchange where such Common Stock is traded (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company).

         6.5. LISTING OF COMMON STOCK. On the date of the Closing or as soon as possible thereafter, the Shares shall have been listed for trading or quotation on Nasdaq.

         6.6 ADVERSE CHANGES. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-Q/A last filed prior to the date of this Agreement, no event which has had or could reasonably be expected to have a Material Adverse Effect shall have occurred which has not been disclosed in writing to the Purchasers and the Placement Agent.

         6.7. LITIGATION. No Proceeding shall have been instituted or threatened against the Company which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

         6.8. CHANGE OF CONTROL. No Change of Control shall have occurred between the date hereof and the Closing. As used herein, "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than the Purchasers or any of their affiliates (as defined in Rule 501(b) under the Securities Act) ("Affiliates"), of in excess of 19.9% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's Board of Directors that is not approved by a majority of those individuals who are members of the Board of Directors on the date hereof, or their duly elected successors who are directors immediately prior to such transaction, in one or a series of related transactions, (iii) the merger of the Company with or into another Person, unless following such transaction, the holders of the Company's securities continue to hold at least 51% of the voting securities of the surviving or continuing corporation following such transaction, (iv) the consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in clauses (i), (ii), (iii) or (iv).

         6.9. CERTIFICATE OF INCORPORATION. The Company shall have delivered to each of the Purchasers a copy of a certificate evidencing the incorporation and good standing of the Company, issued by the Secretary of State of the state where the Company is organized, as of a date within 10 days of the Closing. The Company shall have delivered to each of the Purchasers, or their representatives, acting on behalf of all of the Purchasers, a copy of a certificate evidencing the qualification and good standing of the Company in such other states or jurisdictions where the Company's ownership or operation of its properties or the conduct of its business require the Company to be qualified to do business as a foreign corporation, where the failure to be qualified in good standing would have a Material Adverse Effect.

         6.10. COMPLIANCE CERTIFICATE. Should the Closing occur as of a date other than the date of this Agreement, the Company shall have delivered to the Purchaser a certificate of the Company executed by the President of the Company, dated as of the Closing, certifying to the fulfillment of the conditions specified in Section 6 of this Agreement.

         6.11. SECRETARY'S CERTIFICATE. The Company shall have delivered to the Purchasers a certificate of the Company executed by the Chief Financial Officer and the Secretary of the Company, dated as of the Closing, certifying
(i) resolutions adopted by the Board of Directors of the Company authorizing the execution of the Agreements and the transactions contemplated hereby and thereby, including the issuance of the Shares and the filing of the Registration Statement; (ii) the Certificate of Incorporation and Bylaws of the Company, each as amended, and copies of the third party consents, approvals and filings required in connection with the consummation of the transactions contemplated by the Agreements; and (iii) such other documents relating to the transactions contemplated by the Agreements as the Purchasers or the Placement Agent may reasonably request.

         6.12. REGISTRATION RIGHTS AGREEMENT. The Company and the Purchasers shall have executed, entered into and delivered the
Registration Rights Agreement, in substantially the form attached hereto as Exhibit A.

         6.13. OPINION OF COUNSEL. At the Closing, the Purchasers and the Placement Agent shall have received the opinion of Womble Carlyle Sandridge & Rice, dated as of Closing, in the form set forth below and otherwise reasonably satisfactory to the Purchasers and the Placement Agent, and their respective counsel substantially to the effect that:

                  (a) The Company is a corporation in existence and in good standing under the laws of the State of Delaware, with corporate power to execute, deliver and perform its obligations under this Agreement, the Registration Rights Agreement and the other documents and agreements to be executed by the Company at the Closing in connection therewith (collectively, the "Operative Documents") and to carry on its business as now conducted;

                  (b) The execution, delivery and performance by the Company of each of the Operative Documents have been authorized by the Company by all necessary corporate action;

                  (c) No Consent or other action by, or filing or registration with, any Governmental Authority is required to be obtained on or prior to the date hereof in connection with (i) the execution, delivery and performance by the Company of the Operative Documents and (ii) the offer, sale and issuance of the Shares in accordance with the Operative Documents, except for

         Consents, actions, filings or registrations that, if not obtained or made, are not reasonably likely to have a Material Adverse Effect;

                  (d) The execution, delivery and performance by the Company of its obligations under the Agreement and the other Operative Documents (in each case assuming due authorization and execution by each party other than the Company), and the consummation by the Company of the transactions provided for therein (including the issuance, sale and delivery of the Shares (other than with respect to the delivery in book-entry form of Shares)) do not (i) violate any provision of the Certificate of Incorporation or Bylaws, (ii) breach or result in a default under any agreement listed in Annex A to this opinion, or (iii) to our knowledge, violate any provision of any law, rule or regulation or any order of any court or Governmental Authority that is binding on the Company and known to such counsel to be applicable to the Company;

                  (e) This Agreement and the Registration Rights Agreement each have been duly authorized, executed and delivered by the Company and, assuming the due execution and delivery thereof by the Purchasers where applicable, are constitute valid and binding obligations of the Company, enforceable against the Company;

                  (f) The Shares to be issued pursuant to the Agreement have been duly authorized by all necessary corporate action on the part of the Company and, when issued to a Purchaser against payment therefor in accordance with the Agreement, will be validly issued, fully paid and nonassessable;

                  (g) The Company is not an "investment company" or a company "controlled by" or required to register as an investment company as such terms are defined in the 1940 Act and the SEC's rules and regulations thereunder; and

                  (h) Assuming the accuracy and completeness of the Purchasers' representations and warranties in Section 5 of this Agreement, the offer, sale and issuance of the Shares as contemplated by the Agreement are exempt from the registration requirements under
         Section 5 of the Securities Act.

         Such opinions shall be accompanied by a statement of negative assurance substantially to the following effect:

         In addition, in the course of its assistance in the preparation of the Offering Memorandum, such counsel participated in conferences with officers and other representatives of the Company, the Placement Agent, counsel to the Placement Agent and representatives of the independent public accountants of the Company, at which conferences the contents of the Offering Memorandum were discussed. Although such counsel does not pass upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum and has not independently verified the accuracy, completeness or fairness of such statements, on the basis of the foregoing and the information that was disclosed to it (relying as to materiality to the extent such counsel deemed appropriate upon the officers and other representatives of the Company), (i) no facts came to its attention that lead it to believe that the Offering Memorandum (including any document filed under the 1934 Act and incorporated by reference therein), as of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading (except for the financial statements, including the notes and schedules thereto and the auditor's report thereon, or any other information of a financial, numerical, statistical or accounting nature set forth or referred to in the Offering Memorandum or any document incorporated therein by reference or any exhibits thereto, as to which such counsel expresses no view).

         Such opinions may be subject to such assumptions, qualifications and limitations that are customary and reasonably acceptable to the Purchaser and the Placement Agent. Without limiting the generality of the foregoing, such counsel (i) need not express any opinion with regard to the application of laws of any jurisdiction other than the Federal law of the United States which are, in such counsel's experience, normally directly applicable to the Offering and the Delaware General Corporation Law, (ii) may rely, as to matters of fact, on representations or certificates of responsible officers of the Company and certificates of public officials, (iii) may express no opinion as to the effect of (a) bankruptcy, insolvency, reorganization, arrangements, fraudulent transfer, moratorium or similar laws relating to or affecting the rights of creditors and (b) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, the exercise of judicial discretion, and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, (iv) may express no opinion as to compliance with the anti-fraud or information delivery provisions of applicable securities laws, (v) may express no opinion as to compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (vi) may express no opinion as to the enforceability of the indemnification provisions of the Operative Documents to the extent the provisions thereof may be subject to limitations of public policy and the effect of applicable statutes and judicial decisions.

         6.14. OTHER DOCUMENTS. The Company shall have delivered to each Purchaser such other documents relating to the transactions contemplated by the Agreements as the Purchasers or their counsel may reasonably request.

                                   SECTION 7

                        CONDITIONS TO CLOSING OF COMPANY

         The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment as of the Closing of the following conditions:

         7.1. REPRESENTATIONS. The representations and warranties made by the Purchasers herein shall be true and correct in all material respects on the dates made and on the date of Closing.

         7.2. PERFORMANCE BY THE PURCHASERS. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreements to be performed, satisfied or complied with by such Purchaser at or before the Closing.

         7.3. NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any Governmental Authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by the Agreements.

                                   SECTION 8

                                 MISCELLANEOUS

         8.1. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of North Carolina, without reference to its conflict of laws principles.

         8.2. SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby for a period of eighteen (18) months.

         8.3. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided that the rights of the Purchasers to purchase the Shares shall not be assignable without the consent of the Company.

         8.4. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States mail, postage prepaid, by reliable overnight delivery service such as UPS or FedEx, or by facsimile transmission, or otherwise delivered by hand or by messenger, addressed (a) if to any Purchaser, at the Purchaser's address set forth on Schedule 1, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such shares who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to the Company at the address listed below, in each case with a copy to the Placement Agent at the address also listed below.

                   Company:                                       Placement Agent:
                   -------                                        ---------------

                   Blue Rhino Corporation                         SunTrust Robinson Humphrey
                   104 Cambridge Plaza Drive                      3333 Peachtree Road, N.E.
                   Winston-Salem, NC 27104                        Atlanta, Georgia 30326
                   Facsimile: (336) 659-6750                      Attention: Rudy Scarito
                   Attention: Lori Hall                           Facsimile: (404) 926-5947

         Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered, or if by facsimile transmission, as indicated by the facsimile imprint date.

         8.5. DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any Purchaser or the Placement Agent upon any breach or default of the Company under the Agreements shall impair any such right, power or remedy of such Purchaser or Placement Agent, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Purchaser or the Placement Agent of any breach or default under this Agreement, or any waiver on the part of any party hereto or the Placement Agent of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Purchaser, shall be cumulative and not alternative.

         8.6. EXPENSES. The Company and the Purchasers shall each bear their own legal and other expenses with respect to the Agreements and the Offering.

         8.7 COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original and all of which, together, shall constitute one and the same agreement. Any signature that is delivered by facsimile transmission shall be valid and binding, with the same force and effect as if an original, manually signed counterpart.

         8.8. SEVERABILITY. In the event that any provision of this Agreement is unenforceable, the remaining provisions shall continue in full force and effect.

         8.9. SECTION HEADINGS, ETC. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement. As used herein, any gender shall include all other genders, and the singular shall include the plural and vice versa. The terms "include," "including" and similar terms shall mean include without limitation, whether by enumeration or otherwise.

         8.10. NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto, the Placement Agent (and its directors, officers, agents, Affiliates and controlling persons), and their respective permitted successors and assigns, and no other person is intended to or shall have any rights hereunder whether as a third party beneficiary or otherwise.

         8.11. INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser hereunder are several and not joint with the obligations of the other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of Person, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of the Agreements, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

         8.12. FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         8.13. CONFIDENTIALITY. All material, non-public information disclosed by the Company to the Purchasers pursuant to this Agreement or otherwise shall be held strictly confidential and used by the Purchasers solely for evaluating purchases of Shares in this Offering, provided this obligation shall not apply to any information that is generally available to the public or becomes available to the public without any disclosure by a Purchaser or the Placement Agent.

         8.14. ENTIRE AGREEMENT; AMENDMENT. This Agreement and the Registration Rights Agreement constitute the entire understanding and agreement between the Purchasers and the Company with regard to the subject matter. Except as expressly provided herein, this Agreement, any of the other Agreements or any term hereof may be amended, modified, waived or discharged only by a written instrument signed by the party waiving any term, condition, or right or remedy that benefits it hereunder.

         IN WITNESS WHEREOF, each Purchaser and the Company, intending to be legally bound regardless of the aggregate number of Shares actually sold to all Purchasers pursuant to this Offering, have caused this Agreement to be executed by their respective officers or officials thereunto duly authorized as of the date first above written.


                           BLUE RHINO CORPORATION

                           By: /s/ Billy D. Prim
                               ------------------------------------------
                               Name:  Billy D. Prim
                                      -----------------------------------
                               Title: President and CEO
                                      -----------------------------------


                           PURCHASERS:


                           LEGUNITAS PARTNERS, LP

                           By: /s/ Jon D. Gruber
                               ------------------------------------------
                               Name:  Jon D. Gruber
                                      -----------------------------------
                               Title: GMCM Managing Member
                                      -----------------------------------


                           GRUBER FAMILY FOUNDATION

                           By: /s/ Jon D. Gruber
                               ------------------------------------------
                               Name:  Jon D. Gruber
                                      -----------------------------------
                               Title: Secretary
                                      -----------------------------------


                           HAMILTON COLLEGE

                           By: /s/ Jon D. Gruber
                               ------------------------------------------
                               Name:  Jon D. Gruber
                                      -----------------------------------
                               Title: GMCM Managing Member,
                                      -----------------------------------
                                      Attorney-in-Fact
                                      -----------------------------------


                           GRUBER & MCBAINE INTERNATIONAL

                           By: /s/ Jon D. Gruber
                               ------------------------------------------
                               Name:  Jon D. Gruber
                                      -----------------------------------
                               Title: GMCM Managing Member,
                                      -----------------------------------
                                      Attorney-in-Fact
                                      -----------------------------------

                           /s/ Jon D. Gruber
                           ----------------------------------------------
                           Jon D. Gruber
                           ----------------------------------------------

                           /s/ Linda W. Gruber
                           ----------------------------------------------
                           Linda W. Gruber
                           ----------------------------------------------


                           JON D. GRUBER TTEE LINDSAY D. GRUBER

                           By: /s/ Jon D. Gruber
                               ------------------------------------------
                               Name:  Jon D. Gruber
                                      -----------------------------------
                               Title: Trustee
                                      -----------------------------------


                           JON D. GRUBER TTEE JONATHAN W. GRUBER

                           By: /s/ Jon D. Gruber
                               ------------------------------------------
                               Name:  Jon D. Gruber
                                      -----------------------------------
                               Title: Trustee
                                      -----------------------------------

                           /s/ J. Patterson McBaine
                           ----------------------------------------------
                           J. Patterson McBaine
                           ----------------------------------------------


                           ZURICH INSTITUTIONAL BENCHMARK MASTER FUND, LTD.

                           By: /s/ Jon D. Gruber
                               ------------------------------------------
                               Name:  Jon D. Gruber
                                      -----------------------------------
                               Title: GMCM Managing Member,
                                      -----------------------------------
                                      Attorney-in-Fact
                                      -----------------------------------


                           COLONIAL FUND, LLC

                           By: /s/ Cary G. Brody
                               ------------------------------------------
                               Name:  Cary G. Brody
                                      -----------------------------------
                               Title: President
                                      -----------------------------------


                           GULFSTREAM PARTNERS, L.P.

                           By: /s/ Piers M. MacDonald
                               ------------------------------------------
                               Name:  Piers M. MacDonald
                                      -----------------------------------
                               Title: Managing General Partner
                                      -----------------------------------

                           HERMES PARTNERS, L.P.

                           By: /s/ Paul Flather
                               ------------------------------------------
                               Name:  Paul Flather
                                      -----------------------------------
                               Title: President of Hermes Advisors
                                      -----------------------------------


                           ULTRA HERMES FUND, LTD.

                           By: /s/ Paul Flather
                               ------------------------------------------
                               Name:  Paul Flather
                                      -----------------------------------
                               Title: President of Hermes Advisors
                                      -----------------------------------


                           MARLIN FUND, L.P.

                           By: /s/ Michael W. Masters
                               ------------------------------------------
                               Name:  Michael W. Masters
                                      -----------------------------------
                               Title: Managing Member of General Partner
                                      -----------------------------------


                           MARLIN FUND II, L.P.

                           By: /s/ Michael W. Masters
                               ------------------------------------------
                               Name:  Michael W. Masters
                                      -----------------------------------
                               Title: Managing Member of General Partner
                                      -----------------------------------


                           MARLIN FUND OFFSHORE, LTD.

                           By: /s/ Michael W. Masters
                               ------------------------------------------
                               Name:  Michael W. Masters
                                      -----------------------------------
                               Title: Managing Member of Investment
                                      -----------------------------------
                                      Manager
                                      -----------------------------------


                           STRAUS PARTNERS, L.P.

                           By: /s/ Melville Straus
                               ------------------------------------------
                               Name:  Melville Straus
                                      -----------------------------------
                               Title: General Partner
                                      -----------------------------------

                           STRAUS-SPELMAN L.P.

                           By: /s/ Melville Straus
                               ------------------------------------------
                               Name:  Melville Straus
                                      -----------------------------------
                               Title: General Partner
                                      -----------------------------------


                           STRAUS-GEPT, L.P.

                           By: /s/ Melville Straus
                               ------------------------------------------
                               Name:  Melville Straus
                                      -----------------------------------
                               Title: General Partner
                                      -----------------------------------


                           COLUMBUS CAPITAL PARTNERS, L.P.

                           By: /s/ Matthew D. Ockner
                               ------------------------------------------
                               Name:  Matthew D. Ockner
                                      -----------------------------------
                               Title: Managing Member of
                                      -----------------------------------
                                      Columbus Capital Management, LLC
                                      -----------------------------------
                                      General Partner
                                      -----------------------------------


                           COLUMBUS CAPITAL OFFSHORE FUND, LTD.

                           By: /s/ Matthew D. Ockner
                               ------------------------------------------
                               Name:  Matthew D. Ockner
                                      -----------------------------------
                               Title: Managing Member of
                                      -----------------------------------
                                      Columbus Capital Management, LLC
                                       -----------------------------------
                                      Investment Manager
                                      -----------------------------------

                                                       Stock Purchase Agreement


                                   SCHEDULE 1

                             SCHEDULE OF PURCHASERS

Name and Address                  No. of Shares                  Purchase Price
----------------                  -------------                  --------------


                                                       Stock Purchase Agreement


                                   SCHEDULE 2

                   STOCK CERTIFICATE REGISTRATION INFORMATION


         Pursuant to the Stock Purchase Agreement, please provide us with the following information:

         1.       The exact name that
your Shares are to be registered in (this
is the name that will appear on your
stock certificate(s)). You may use a
nominee name if appropriate:
                                               --------------------------------

         2.       The relationship between
the Purchaser of the Shares and the
Registered Holder listed in
response to item 1 above:
                                               --------------------------------


         3.       The mailing address of
the Registered Holder listed in
response to item 1 above:
                                               --------------------------------

                                               --------------------------------

                                               --------------------------------

                                               --------------------------------


-------------------------------------------------------------------------------
                              SUBSTITUTE FORM W-9

Under the penalties of perjury, I certify that: (1) the Social Security Number or Taxpayer Identification Number given above is correct; and (2) I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or because the Internal Revenue Service has notified me that I am no longer subject to backup withholding. Instructions: You must cross out #2 above if you have been notified by the Internal Revenue Service that you are subject to backup withholding because of under reporting interest or dividends on your tax return and if you have not received a notice from the Internal Revenue Service advising you that backup withholding due to notified payee under reporting has terminated.

SIGNATURE*                               DATE:                           , 2002
          ------------------------------      --------------------------
-------------------------------------------------------------------------------

                                                       Stock Purchase Agreement


                                   EXHIBIT A


                         REGISTRATION RIGHTS AGREEMENT